UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 21, 2011
EXPRESS SCRIPTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Express Way, St. Louis, MO	63121

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-996-0900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Beginning July 21, 2011, Express Scripts, Inc. distributed the following materials, each of which is attached hereto and is incorporated herein by reference:
•	Investor Presentation (Exhibit 99.1)

•	Fact Sheet (Exhibit 99.2)

•	Talking Points (Exhibit 99.3)

•	Management Briefing Slides (Exhibit 99.4)

•	Management Team Memo (Exhibit 99.5)

•	Expressmail to Employees (Exhibit 99.6)

•	Intranet Article (Exhibit 99.7)

•	Broadcasted Voicemail Script (Exhibit 99.8)

•	Client Email (Exhibit 99.9)

•	Intermediary Email (Exhibit 99.10)

•	BetterRxCare.com (Exhibit 99.11)
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Presentation
99.2	Fact Sheet
99.3	Talking Points
99.4	Management Briefing Slides
99.5	Management Team Memo
99.6	Expressmail to Employees
99.7	Intranet Article
99.8	Broadcasted Voicemail Scripts
99.9	Client Email
99.10	Intermediary Email
99.11	BetterRxCare.com

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts, Inc. (Registrant)
By:	/s/ Jeffrey Hall
	Name:	Jeffrey Hall
	Title:	Executive Vice President and Chief Financial Officer

Dated: July 21, 2011

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